                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                         DATE OF REPORT: AUGUST 12, 2002
                        (Date of earliest event reported)




                             GENOMIC SOLUTIONS INC.
             (Exact name of registrant as specified in its charter)




        DELAWARE         COMMISSION FILE NO. 000-30549        38-3383038
(State of incorporation)                                 (IRS Employer I.D. No.)



                               4355 VARSITY DRIVE
                            ANN ARBOR, MICHIGAN 48108
                    (Address of principal executive offices)



                                 (734) 975-4800
              (Registrant's telephone number, including area code)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On August 12, 2002, the Board of Directors of Genomic Solutions Inc. (the "Company") engaged KPMG LLP ("KPMG") to serve as the Company's independent public accountants for the fiscal year 2002.

         During the years ended December 31, 2001 and 2000 and through the date of the Board's decision, the Company did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit                                                              Filed
Number             Description                                     Herewith
------             -----------                                     --------
99.1               Press Release dated August 12, 2002                 X

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              GENOMIC SOLUTIONS INC.,
                                              a Delaware corporation


Date:  August 12, 2002                        By:   /s/ Steven J. Richvalsky
                                                    ---------------------------
                                                    Steven J. Richvalsky
                                              Its:  Executive Vice President
                                                    and Chief Financial Officer

Exhibit                                                               Filed
Number             Description                                      Herewith
------             -----------                                      --------
99.1               Press Release dated August 12, 2002                  X